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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                            -------------------
                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN CONSENT STATEMENT

                          SCHEDULE 14A INFORMATION
              CONSENT STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                               -------------
[ ]  Filed by the Registrant

[x]  Filed by a Party other than the Registrant

Check the appropriate box:

[x]  Preliminary Consent Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Consent Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Harmony Holdings, Inc.
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                (Name of Registrant as Specified in Its Charter)

                               The Laken Committee
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   (Name of Person(s) Filing Consent Statement, if other than the Registrant)
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PAYMENT OF FILING FEE  (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
       5)   Total fee paid:
      ------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      ------------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
      ------------------------------------------------------------------------
      3)    Filing Party:
      ------------------------------------------------------------------------
      4)    Date Filed:
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                     PRELIMINARY COPY SUBJECT TO COMPLETION

              CONSENT SOLICITATION STATEMENT OF THE LAKEN COMMITTEE

     To the Stockholders of Harmony Holdings, Inc.:

               The time has come for the stockholders of Harmony Holdings, Inc., a Delaware corporation (the "Company"), to take charge of the future of their investments in the Company. Toward that end, a group of concerned stockholders has formed The Laken Committee (the "Committee") in order to solicit consents from the holders of common stock, par value $0.01 per share (the "Common Stock"), of the Company to take the following actions without a stockholders' meeting, as permitted by Delaware law:


               1. Amend Sections 1, 2 and 12 of Article III of the Bylaws of the Company to:

               (a) set the number of directors that constitute the Board of Directors of the Company (the "Board") at three;

               (b) unambiguously provide that stockholders may remove any or all directors, with or without cause, whether at an annual or special meeting or by written consent;

               (c) provide that vacancies created on the Board by the removal of one or more directors be filled only by stockholder action; and

               (d) repeal any and all By-Law provisions or amendments thereto adopted after July 22, 1997 and prior to the effectiveness of the Committee's proposed actions.


               2. Remove all four of the present members of the Board and any person or persons elected or appointed to the Board prior to the effective date of the proposed actions set forth herein and any person or persons designated by any such directors to fill any vacancy or newly created directorship; and


               3. Elect Glenn B. Laken, Steven B. Nagler and Donald Sliter, as directors of the Company (collectively, the "Committee Nominees"), to serve until their successors are elected and qualified.


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         The effectiveness of each of the foregoing actions (the "Proposals") is subject to, and conditioned upon, the adoption of each of the other Proposals by the holders of record, as of the close of business on the Record Date (as hereinafter defined), of a majority of the Shares then outstanding (including the receipt of consents from such holders to the removal of each member of the Company's Board and to the election of each Nominee). THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS.

         TO CONSENT TO THE REMOVAL OF THE BOARD, THE ELECTION OF THE COMMITTEE NOMINEES AND THE OTHER PROPOSALS YOU MUST MARK, SIGN, DATE, AND RETURN PROMPTLY THE ENCLOSED BLUE CONSENT CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. THE FAILURE TO EXECUTE A CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING A CONSENT. SEE "THE CONSENT PROCEDURE SPECIAL INSTRUCTIONS."

         This Consent Statement and the related Blue Consent Card are first being sent or given on or about August_________, 1997, to holders of record of Common Stock on the Record Date as hereinafter defined.

                  Section 213(b) of the DGCL provides that if no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. No prior action is required by the Board with respect to the Proposals. Since the first date on which a signed written consent setting forth the action proposed to be taken was delivered was August ___, 1997, the Record Date will be August ___, 1997.

               If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a Consent Card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a Consent Card to be signed representing your shares. The Committee requests that you confirm your instructions to the person responsible for your account in writing and provide a copy of such instructions to the Committee c/o _________________________ so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.


                  THE PROPOSED ACTIONS WILL BECOME EFFECTIVE AT THE TIME, NOT LATER THAN OCTOBER ___, 1997, THAT WRITTEN UNREVOKED CONSENTS OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE

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DELIVERED TO THE COMPANY (THE "EFFECTIVE TIME").

               If you have any questions about completing or signing the Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call _____________. at (800) ___________.




                      REASONS FOR THE CONSENT SOLICITATION

               The Committee is soliciting the consent of holders of the Common Stock to actions that would result in the removal of all incumbent members of the Board and their replacement with the Committee Nominees, who will devote their energies to reorganizing and revitalizing the Company.

         None of the present board of directors were elected by the stockholders of the Company nor do the present directors of the Company represent a majority of the outstanding shares of the Company. The present directors of the Company were appointed on July 22, 1997 in connection with the resignation of all of the then directors of the Company.

         Such resignations and appointments were pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated July 21, 1997 among Children's Broadcasting Corporation, a Minnesota corporation ("Children's"), Harvey Bibicoff ("Bibicoff"), and the Company. Pursuant to such agreement, the present directors of the Corporation resigned and Children's purchased from Bibicoff 600,000 shares of the Company's Common Stock and options to purchase an additional 550,000 shares of Common Stock. Additionally, in connection with the Stock Purchase Agreement, Children's entered in an agreement (the "Unimedia Agreement") with Unimedia, S.A. ("Unimedia") pursuant to which Children's agreed to purchase from Unimedia the 1,000,000 shares of the Company's Common Stock owned by Unimedia and to settle the litigation in the action entitled Unimedia S.A. V. Harmony Holdings, Inc. and Harvey Bibicoff (Case No. 96-7109 JGD (RNBx) in the United States District Court for the Central District of California (the "Pending Litigation"). However, notwithstanding the terms of the Unimedia Agreement, Children's assigned to the Company the right to purchase 230,769 shares of the Company's Common Stock from Unimedia. The Company then repurchased such 230,769 shares from Unimedia for $600,000.

         The Committee believes that the present directors intend to run the Company for the benefit of Children's and not the stockholders of the Company, and given the manner of their appointment do not represent the stockholders of the Company. Given the interests of Children's of potentially acquiring the Company, the Committee does not believe that the present board has the incentives to represent the best interests of the majority of the stockholders of the Company and that the Committee does have such incentives.


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         While the Committee Nominees would not necessarily reject a sale of the
Company, the Committee does not believe that the present directors, given their positions with Children's, would be able to effectively negotiate a sale of the Company. Moreover, in a transaction with Children's, the present members board of directors would all have interests that would create a conflict of interest in any negotiations that they might have with respect to such sale transaction.

         The Committee believes that many of you share our discontent and concerns. In order to address those concerns, the Committee seeks your help to remove the directors now in office and elect two new directors who, we believe, will be responsive to stockholders and firmly committed to the goal of increasing stockholder value.

               Your consent is important. No matter how many or how few shares you own, please help us to improve stockholder value by completing, signing, dating and mailing the enclosed BLUE Consent Card promptly.


                                   BACKGROUND


THE COMMITTEE'S NOMINEES AND THEIR BUSINESS BACKGROUNDS

         The Committee consists of Glenn B. Laken, Steven B. Nagler and Donald Sliter, who are also the Committee's Nominee's for the Board of Directors of the Company. Messrs. Laken, Nagler and Sliter beneficially own approximately 600,000 shares of Common Stock, including 200,000 options to purchase shares of Common Stock, 9,974 shares of Common Stock and 192,292 shares of Common Stock, respectively, which represents in the aggregate approximately 12.41% of the Company's issued and outstanding shares of Common Stock (including the shares of Common Stock underlying the 200,000 options as outstanding).

         Glenn B. Laken, age 43, has been a futures trader on and a member of the Chicago Mercantile Exchange for over ten years. Since 1993, Mr. Laken has been the President of Lake Futures, Ltd., an introducing broker located in Chicago, Illinois, which is engaged in the business of advising pension fund managers regarding investments in commodities and commodity futures contracts. The clients of Lake Futures include the pension funds for two Fortune 100 companies and several managers of funds each with assets in excess of a billion dollars. Since 1995, Mr. Laken has the Executive Vice President of D & G Futures, Inc., which is located in Chicago, Illinois. D & G Futures, Inc. is a partner of First Options of Chicago, Inc. and is in the business of financing and clearing transactions for futures traders. Mr. Laken also engages in private investment activities.

         Steven B. Nagler, age 53, has been an attorney engaged in the private practice of law since 1969. From April 1992 through June 1997, Mr. Nagler was Of Counsel to Siegel, Lynn & Capital in Northbrook, Illinois and has been Of Counsel to Siegel & Capitel, in

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Bannockburn, Illinois, since June 1997.  Mr. Nagler is also engaged in private investment activities.

         Donald Sliter, age 40, has been a member of the Chicago Mercantile Exchange for approximately ten years. Mr. Sliter is President of D & G Futures, Inc., which is located in Chicago, Illinois. D & G Futures is a partner of First Options of Chicago, Inc. and is in the business of financing and clearing transactions for futures traders. Mr. Sliter is also a private investor.

               Certain additional information regarding the Committee's members and the Committee Nominees, including stock ownership information regarding the members of the Committee and the Committee Nominees, is set forth in Appendix I attached to this Consent Solicitation Statement.

               All information contained in this Consent Solicitation Statement (including Appendices) concerning each member of the Committee and each Committee Nominee has been provided to the Committee by that person.


                           THE COMMITTEE'S PROPOSALS


               The Committee believes that a new Board must be elected in order to further stockholder interests. To achieve that end, the Committee is requesting stockholders to give their written consents to the following actions:

               1.   BY-LAW AMENDMENTS.

               The Committee is proposing amendments (the "By-Law Amendments") to certain provisions of the Company's By-Laws. Our first proposal concerning the By-Laws relates to the size of the Board, the removal of directors and the filling of vacancies on the Board. The purpose and effect of each of the Committee's proposed By-Law Amendments is to facilitate the proposed removal and replacement of all incumbent directors, as discussed further below.

               Article III, Section 1 of the By-Laws, as now in effect, provides that the number of directors who constitute the whole Board is to be determined by resolution of the Board, but may not be less than three. The Committee believes that the number of directors constituting the entire Board currently consists of four directors.

                  The Committee's proposed amendment to Article III, Section 1, if adopted, will fix the number of directors at three, while maintaining the authority of the Board to increase or decrease the number of directors. The proposed amendment is designed to ensure that the Committee Nominees, if elected, will maintain majority representation on the Board in order to carry out their plan of seeking to maximize stockholder value.

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                  Under the General Corporation Law of the State of Delaware
(the "DGCL"), directors of a corporation without a classified board and whose certificate of incorporation does not otherwise provide may be removed with or without cause by the holders of a majority of the outstanding shares entitled to vote in the election of directors. The Company does not have a classified board, and its Certificate of Incorporation makes no provision respecting the removal of directors.

                  In addition, unless a Delaware corporation's certificate of incorporation otherwise provides, the DGCL permits stockholders to take action without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote on that action were present. Under the applicable provision of the DGCL, stockholder action by written consent is effective when written consents from the holders of record of the minimum number of shares of stock necessary to authorize the action are executed and delivered to the corporation within 60 days of the earliest dated consent so delivered.

                  Since the DGCL provides that the directors of a corporation may be removed without cause unless otherwise provided in the certificate of incorporation, and because the Company's Certificate of Incorporation contains no contrary provision, we believe that one of the fundamental corporate rights of the Company's stockholders is to exercise complete and unfettered discretion in choosing and changing the persons who manage its business and affairs.
Section 12 of Article III of the By-Laws provides that directors may be removed with cause by the affirmative note of the holders of a majority of the stock of the corporation entitled to vote at an election of directors. The Committee believes, therefore, that the By-Laws (as well as applicable provisions of the DGCL) permit the removal of directors without cause through use of a written consent solicitation like the one in which the Committee currently is engaged and do not limit the exercise of the removal power to removal for cause only. In order to achieve certainty, however, the Committee's Consent Card includes a proposal to amend Article III, Section 12 of the By-Laws to unambiguously provide that stockholders may remove any or all directors with or without cause, whether at an annual or special meeting or by written consent. The adoption of this amendment will facilitate the removal of all of the incumbent members of the Board, as discussed below.

                  Section 2 of Article III of the By-Laws provide that vacancies created by the death, resignation or removal of a director may be filled by the majority vote of the remaining directors. These provisions permit such vacancies to be filled without any stockholder participation.

              The Committee proposes to amend Article III, Section 2 of the By-Laws to require that vacancies created by the removal of a director be filled only by stockholder action. This proposed amendment is intended to prevent the incumbent Board of Directors from filling any of the vacancies which would be created upon the removal of any of its members.

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           The texts of Sections 1, 2 and 12 of Article III of the By-Laws, as
believed to be currently in effect, and as proposed to be amended, are set forth in Appendix II attached to this Consent Solicitation Statement

                  Additionally, the By-Law Amendments we are proposing also include the repeal of each provision of the Company's By-Laws or any amendment thereto adopted by the incumbent Board after July 22, 1997, and prior to the Effective Time. The reason for this proposed repeal is to address the possibility that the Board may have taken, and not yet publicly disclosed, actions that the Committee might be opposed to or that the Board might take during the pendency of this solicitation. The Committee, however, is not aware of the adoption by the incumbent Board after July 22, 1997, of any provision of the Company's By-Laws or any amendment thereto, and the Committee has no reason to believe at this time that the incumbent Board has adopted any such provisions or amendments that have not been disclosed.

                  If the By-Law Amendments are adopted pursuant to this consent solicitation, prompt notice, including a description of any repealed By-Law provisions or amendments, must be given by the Company pursuant to Section 228(d) of the DGCL to stockholders who did not execute consents. Moreover, if the By-Law Amendments are adopted pursuant to this consent solicitation, a description of such repealed By-Law provisions or amendments will be included in the report on Form 10-Q for the quarter in which the Effective Time occurs.


               THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING BLUE CONSENT CARD FOR THE PROPOSED BY-LAW AMENDMENTS.

               2.   REMOVAL OF ALL INCUMBENT DIRECTORS.

               Based on the Company's filings with the Commission, the individuals who now sit on the Board are Christopher T. Dahl, William E. Cameron, Richard W. Perkins and William M. Toles. The Committee believes that the incumbent directors, because of their conflicts of interest, will not maximize stockholder value and should be removed and replaced with the Committee Nominees.

                  ACCORDINGLY, THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING BLUE CONSENT CARD FOR REMOVAL OF ALL OF THE PRESENT MEMBERS OF THE COMPANY'S BOARD AND ANY PERSON ELECTED BY THE INCUMBENT DIRECTORS (WHETHER BEFORE OR AFTER THE DATE OF THIS CONSENT SOLICITATION STATEMENT) TO FILL ANY VACANCY OR NEWLY CREATED DIRECTORSHIP.



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                  3. PROPOSED ELECTION OF THE COMMITTEE NOMINEES.

                  If the proposed amendments to the By-Laws are adopted and the Company's incumbent directors are removed, the entire Board will consist of three directorships, all of which will be vacant. To fill those vacancies, the Committee proposes the election of the Committee Nominees -- Glenn B. Laken, Steven B. Nagler and Donald Sliter. Certain information concerning the Committee's Nominees is set forth above under the caption "THE COMMITTEE AND ITS NOMINEES" and in Appendix I attached to this Consent Solicitation Statement. Each of the Committee Nominees has agreed to serve as a director of the Company, if elected.

               THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING BLUE CONSENT CARD FOR THE ELECTION OF THE COMMITTEE NOMINEES TO THE BOARD.


                                CONSENT PROCEDURE

               Section 228 of the DGCL states that, unless otherwise provided in the certificate of incorporation of a Delaware corporation, any action that is required to be or may be taken at any annual or special meeting of stockholders of that corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded. The Company's certificate of incorporation does not prohibit stockholder action by written consent.

               Section 213(b) of the DGCL provides that if no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. No prior actions is required by the Company's Board with respect to the Proposals. Since the first date on which a signed written consent setting forth the action proposed to be taken in the Proposal was August ___, 1997, the Record Date will be August ___, 1997.

               If the Proposals are adopted pursuant to this consent solicitation, prompt notice must be given by the Company pursuant to Section 228(d) of the DGCL to stockholders who have not executed consents.

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                    EFFECTIVENESS AND REVOCATION OF CONSENTS

               The Committee's proposals will become effective when properly completed, unrevoked consents are signed by the holders of record as of the Record Date of a majority of the outstanding Common Stock then outstanding and such consents are delivered to the Company, provided that the requisite consents are so delivered within 60 days of the earliest dated consent so delivered to the Company.

                  The Committee plans to present the results of a successful solicitation with respect to the corporate actions proposed herein to the Company as soon as possible.

                  An executed consent card may be revoked at any time before the action authorized by the executed consent becomes effective by marking, dating, signing and delivering a written revocation. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated Consent Card which is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Committee, in care of _________________________, or to the Company at 1900 Westwood Blvd., Suite 310, Los Angeles, California 90025-4674 (Attention: Corporate Secretary) or any other address provided by the Company. Although a revocation is effective if delivered to the Company, the Committee requests that either the original or photostatic copies of all revocations of consents be mailed or delivered to the Committee as set forth above, so that the Committee will be aware of all revocations and can more accurately determine if and when the requisite consents to the actions described herein have been received.

                                CONSENTS REQUIRED

               The consent of the holders of shares representing a majority of the votes of all shares of Common Stock outstanding as of the Record Date is required to adopt and approve each of the Committee's proposals. According to the information set forth in public filings made by the Company, there were 6,462,369 shares of Common Stock outstanding on the Record Date. Each share of Common Stock entitles the Record-Date holder thereof to one vote on the Committee's proposals. Accordingly, written consents by Record-Date holders of approximately 3,231,200 shares of Common Stock will be required to adopt and approve each of the Committee's proposals.

                  As of the Record Date, the Committee's members, the Committee Nominees and their respective affiliates and associates beneficially owned an aggregate of 786,686 shares of Common Stock, constituting approximately 12.17% of the Common Stock believed to be outstanding as of the Record Date (excluding 200,000 shares of the Company's Common Stock beneficially owned by Glenn Laken pursuant to presently exercisable options), and expect to execute (or cause to be executed) consents to all of the actions for which

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consents are being solicited by the Committee with respect to all such shares.
As a result, in addition to the consents of the Committee's members and the Committee Nominees, the unrevoked consents of other Record-Date holders owning approximately 38.9% of the outstanding shares of Common Stock on the Record Date are required to adopt the Proposals.

                            SOLICITATION OF CONSENTS

                  Consents will be solicited by mail, telephone, telegraph, telex, facsimile transmission, electronic mail and in person. Solicitations of consents will be made by all or some of the Committee's members and the Committee Nominees and by employees of Glenn Laken's firm, Lake Futures Ltd.

                  In addition, the Committee may retain a nationally known solicitation firm to assist in the solicitation and has executed an engagement letter with ________________ providing for the payment of a fee of $______________ plus reimbursement of expenses. The engagement letter provides _________________ with indemnity from certain liabilities, including liabilities arising under Federal securities laws.

                  Brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of the Common Stock. The Committee will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending soliciting the beneficial owners of Common Stock.

                  Subject to the following two paragraphs, the cost of solicitation will be borne by Glenn Laken. Total expenditures for the solicitation, including fees for attorneys, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation are estimated to be approximately $______________. The total amount of such expenditures made to date is estimated to be approximately $________________, which amount includes expenditures incurred to date for attorneys' fees.

                  The Committee will seek reimbursement of the costs of this solicitation from the Company to the extent legally permissible. The Committee does not intend that the question of the Company's reimbursement of solicitation expenses will be submitted to a vote of stockholders unless such submission is required by law.


                              SPECIAL INSTRUCTIONS

                  If you were a record holder as of the close of business on the Record Date, you may elect to consent to, withhold consent to or abstain with respect to each of the Committee's proposals by marking the "CONSENTS", "DOES NOT CONSENT" or "ABSTAINS" box, as applicable, underneath each such proposal on the accompanying BLUE Consent Card and returning it promptly in the enclosed postage-paid envelope.


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                  IF THE STOCKHOLDER WHO HAS EXECUTED AND RETURNED THE CONSENT
CARD HAS FAILED TO CHECK A BOX MARKED "CONSENTS", "DOES NOT CONSENT" OR "ABSTAINS" FOR ANY OR ALL OF THE PROPOSALS, SUCH STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO SUCH PROPOSAL OR PROPOSALS.

               THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED BLUE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

                  If you have any questions about completing or signing the Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call _____________________ or (800) _____________.

                  If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for the BLUE Consent Card to be signed representing your shares. The Committee urges you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Committee in care of _______________, so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.



                               ADDITIONAL INFORMATION

               Certain information regarding ownership of voting securities of the Company by certain members of the Company's management and principal stockholders other than the Committee is contained in Appendix III attached to this Consent Solicitation Statement.

                  The information concerning the Company contained in this Consent Solicitation Statement has been taken from or based upon publicly available reports, proxy statements and other documents on file with the Commission and other public sources. Such reports, proxy statements and other documents on file with the Commission may be inspected without charge at public reference facilities maintained by the Commission office at 450 Fifth Street, N.W., Washington, D.C. 20549, and also should be available for inspection at the regional offices of the Commission located in 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies may be obtained from the Commission on payment of the Commission's prescribed rates through the Commission's Public Reference Section by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

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               Although the Committee does not have any knowledge that would indicate that any statement contained herein based upon such reports, proxy statements and other documents is untrue, the Committee does not take any responsibility for the accuracy or completeness of the information contained in such other documents, or for any failure by the Company or any of its subsidiaries to disclose events that may affect the significance or accuracy of any such information.

               The Company's principal executive offices are at 1990 Westwood Blvd., Suite 310, Los Angeles, California 90025-4676, and its telephone number at that address is (310) 446-7700.

                  YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE CONSENT CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE
PROVIDED.




                                               Dated:     ____________, 1997


                                               THE LAKEN COMMITTEE





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                                   APPENDIX I

         This Appendix I sets forth certain information regarding each Committee member, each of whom is a nominee for Director.

         A. The following table sets forth with respect to each such person such person's (i) name and business address, (ii) present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on.


 NAME AND BUSINESS ADDRESS          PRINCIPAL OCCUPATION OR
                                    EMPLOYMENT

Glenn Laken                       President of Lake Futures, Ltd. which is
30 South Wacker Drive             engaged in business in the futures industry
Suite 1606                        as an introducing broker and adviser to
Chicago, Illinois 60606           pension fund managers, including pension
                                  managers for two Fortune 100 companies and several billion dollar funds. Executive Vice
                                  President of D&G Futures, Inc., a partner of First Options of Chicago, Inc., engaged in the business of financing and clearing transactions for futures traders.

Steven B. Nagler                  Of counsel, Siegel & Capital, Ltd., which is
2275 Half Day Road, suite 320     a law firm engaged in the practice of law.
Bannockburn, Illinois 60015


Donald Sliter                     Executive Vice President of D & Futures,
30 South Wacker Drive             Inc., a partner of First Options of Chicago
Suite 1606 Inc.,                  engaged in the business of financing
Chicago, Illinois 60606           and clearing transactions for futures traders.


         B. The following table and the notes thereto set forth the aggregate number of Shares of Common Stock beneficially owned, directly or indirectly, as of the date of this Consent Solicitation Statement by each of the Committee's members, who are the Committee's nominees for director, and their respective "associates," individually and as a group. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of Common Stock listed.

                                                                 Percentage of
                                                                  Issued and
                                    Shares of                     Outstanding
Name                                Common Stock (1)            Common Stock (1)
----                                ----------------            ----------------

Glenn Laken                         600,000 (2)(3)                    9.0%

Steven B. Nagler                      9,974 (3)                       .15%

Donald Sliter                       192,292                          2.98%
All Committee Members
(and Nominees) as a                 802,266 (1, 2, 3)               12.41%
group (3 persons)

(1) For purposes of this table, the number of shares which a person or group of persons is deemed to "beneficially own" includes any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person, but such securities have been excluded in the computation for the group. Such computations are based on information concerning the number of Shares of Stock issued and outstanding as of May 7, 1997, as reported by the Company in the Form 10-Q dated May 7, 1997 ("May 7 10-Q") and information regarding the repurchase of Share by the Company on July 25, 1997 as reported by the Company in the Form 8-K dated July 30, 1997 (the "8-K").

(2) Includes 200,000 currently exercisable options to purchase shares of Common Stock of the Company, at a price of $1.50 per share held by Mr. Laken.

(3) Glenn B. Laken, Steven B. Nagler and Donald Sliter are part of a group of persons that beneficially own in the aggregate 986,686 shares of Common Stock of the Company, including Mr. Laken's 200,000 options to purchase shares of Common Stock of the Company. The members of the group have agreed to vote their shares of Common Stock at Mr. Laken's direction.

         C. Except as otherwise described herein, no member of the Committee, Committee Nominee or "associate" of any of the foregoing owns securities of the Company of record but not beneficially.

         D. Except as described in this Appendix or elsewhere in the Consent Solicitation Statement,

                  (1) except Messrs, Laken's, Nagler's and Sliter's disclosures regarding their participation in a group that beneficially owns 986,686 shares of Common Stock of the Company and Mr. Laken's Schedule 13D, none of the members of the Committee or the Committee Nominees is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;

                  (2) none of the members of the Committee, the Committee Nominees or any of their respective associates has had any transaction, or series of similar transactions, since July 1, 1996, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any such participant had, or will have, a direct or indirect material interest;

                  (3) none of the members of the Committee, the Committee Nominees or any of their respective associates has been indebted to the registrant or its subsidiaries at any time since July 1, 1996, in an amount in excess of $60,000;

                  (4) none of the members of the Committee, the Committee Nominee's or any of their respective associates, has, since July 1, 1996, except as otherwise disclosed herein,

                           (i) owned, of record or beneficially in excess of ten
                  percent equity interest in, any business or professional entity that has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments to the Company or its subsidiaries for property or services in excess of five percent of the Company's consolidated gross revenues for its last full fiscal year, or any such other entity's consolidated gross revenues for its last full fiscal year;

                           (ii) owned, or owns of record or beneficially in
                  excess of ten percent equity interest in or is an executive officer of, any business or professional entity to which the Company or its subsidiaries has made during the Company's last full fiscal year, or proposes to make during the Company's current fiscal year, payments for property or services in excess of five percent of (a) the Company's consolidated gross revenues for its last full fiscal year, or (b) any such other entity's consolidated gross revenues for its last full fiscal year;

                           (iii) owned, or owns of record or beneficially in
                  excess of ten percent equity interest in or is an executive officer of, any business or professional entity to which the Company or its subsidiaries was indebted at the end of the Company's last full fiscal year in an aggregate amount in excess of five percent of the Company's total consolidated assets at the end of such fiscal year;

                           (iv) been a member of, or of counsel to, a law firm
                  that the Company has retained or proposes to retain during the current fiscal year;

                           (v) been a partner or executive officer of any
                  investment banking firm that has performed services for the Company or that the Company proposes to have perform services during the current year; or

                           (vi) had any other relationships that are
                  substantially similar in nature and scope to those relationships listed in paragraphs 4(i) through (v) above.

                  (5) none of the members of the Committee, the Committee Nominees, or any of their respective associates has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates; or (ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party;

                  (6) no person who is a party to an arrangement or understanding pursuant to which a Committee Nominee is proposed to be elected, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon by the stockholders of the Company;

                  (7) there are no material proceedings to which any member of the Committee, Committee Nominee or any associate of any such Committee Nominee, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries; and

                  (8) no Committee Nominee has been party to any of the following events that occurred during the past five years and that are material to an evaluation of the ability or integrity of any person nominated to become a director of the Company:

                           (a) a petition under the Federal bankruptcy laws or
                  any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

                           (b) such person was convicted in a criminal
                  proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                           (c) such person was the subject of any order,
                  judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

                    i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

                    ii)  engaging in any type of business practice; or

                    iii) engaging in any activity in connection with the
                         purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

                    (d) such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph D.(8)(c)(i) of this Appendix, or to be associated with persons engaged in any such activity;

                    (e) such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

                    (f) such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.


         E. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of the Company's securities and changes in such ownership with the SEC. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

                  None of the Committee Nominees failed to timely file a Form 3, 4 or 5 or amendments thereto during the Company's last fiscal year (July 1, 1996 through June 30, 1997) or thereafter through the date of this Consent Solicitation.


         F. Compensation Paid to Committee Members. Except for the grant of the Options to Glenn Laken described below, neither the Company nor any of its subsidiaries paid, set aside or accrued any salary or other remuneration or bonus, or any amount pursuant to a profit-sharing, pension, retirement, deferred compensation or other similar plan, during its last fiscal year, or during its current fiscal year, to or for any of the Committee Members.

         Options. On February 13, 1997, in consideration for Glenn Laken's consulting services rendered to the Company, the Company granted Mr. Laken options (the "Options") to purchase up to 200,000 shares of the Company's common stock ("Option Shares"). The Options are exercisable until 2000 at a price of $1.50 per share, the closing price of the Company's common stock on the date of grant.

         Compensation The following table summarizes the total consulting fees received by Glenn Laken during the 1997 fiscal year. None of Glen Laken, or Steven Nagler or Donald Sliter, the other Committee Members, have ever received any compensation from the Company except as set forth below.


Summary Compensation Table for the Company

Name/principal             Annual Compensation          Long Term
Position                   Year          Salary         Compensation Options
--------                   ----          ------         --------------------

Glenn Laken(1)             1997             -                 200,000
Consultant


         The following tables set forth information with respect to Mr. Laken concerning exercise of options of stock of the Company during the current and the last fiscal year and unexercised options on stock of the Company held currently and held as of the end of the last fiscal year.

Option/SAR Grants by the Company
for the Fiscal Year ended June 30, 1997:
----------------------------------------


                  Number of           % of Total
                  Securities          Options/SARs
                  Underlying          Granted to        Exercise
                  Options/SARs        Employees in      or Base       Expiration
Name              Granted (#)         Fiscal Year       ($/SH)        Date
----              -----------         -----------       ------        ----

Glenn Laken(2)      200,000           200,000            $1.50      February 13,
                                                                      2000
Aggregated Option/SAR on the Company
Exercises for the Year Ended June 30, 1997
and Option/SAR Values on the Company as of June 30, 1997:
---------------------------------------------------------


                      Shares                    Number of Securities       Value of Unexercised
                     Acquired                  Underlying Unexercised         In-the-Money
                        on      Value              Options/SARs               Options/SARs
                     Exercise  Realized             at 6/30/97                 at 6/30/97
Name                   (#)         ($)       Exercisable  Unexercisable  Exercisable Unexercisable
                     --------   ---------    -----------  -------------  ----------- -------------

Glenn Laken             0          0          200,000           0          200,000          0


--------------
1    Represents the Options issued to Glenn Laken on or about February 13, 1997.

2 As of the date of this Consent Solicitation, Mr. Laken holds 200,000 Options exercisable at $1.50 per share, approximately $0.59 per share below market value as of the date of this Consent Solicitation.


         For purposes of the foregoing, the term "associate" has the meaning set forth in Rule 14a-1 promulgated pursuant to the Securities and Exchange Act of 1934.

F. Set forth below are the shares of common stock of the Company that were purchased and sold within the past two years by each Committee member.


                                HARMONY HOLDINGS

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
Glen Bradley Laken        07/23/97            Bought              5,200
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                          07/22/97            Bought              5,000
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                          07/15/97            Bought              2,500
-------------------------------------------------------------------------------
                          07/14/97            Bought              1,000
-------------------------------------------------------------------------------
                          07/11/97            Bought                500
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                                              Bought                100
-------------------------------------------------------------------------------
                          07/10/97            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought                200
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                          07/07/97            Bought                200
-------------------------------------------------------------------------------
                                              Bought              1,000
-------------------------------------------------------------------------------
                          07/03/97            Bought                200
-------------------------------------------------------------------------------
                          07/02/97            Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                                              Bought                200
-------------------------------------------------------------------------------
                                              Bought                200
-------------------------------------------------------------------------------
                          06/30/97            Bought                200
-------------------------------------------------------------------------------
                          06/27/97            Bought                500
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
                                              Bought              3,000
-------------------------------------------------------------------------------
                          06/26/97            Bought              2,400
-------------------------------------------------------------------------------
                          06/25/97            Bought              3,000
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                          06/20/97            Bought              5,000
-------------------------------------------------------------------------------
                                              Bought                100
-------------------------------------------------------------------------------
                          06/17/97            Bought              2,000
-------------------------------------------------------------------------------
                                              Bought                500
-------------------------------------------------------------------------------
                          06/16/97            Bought             10,000
-------------------------------------------------------------------------------
                          06/06/97            Bought                500
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              1,000
-------------------------------------------------------------------------------
                          05/16/97            Bought                200
-------------------------------------------------------------------------------
                          05/12/97            Bought              5,000
-------------------------------------------------------------------------------
                          05/06/97            Bought                200
-------------------------------------------------------------------------------
                          05/02/97            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                          04/30/97            Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                          04/29/97            Bought              5,000
-------------------------------------------------------------------------------
                          03/27/97            Bought             12,000
-------------------------------------------------------------------------------
                                              Bought                200
-------------------------------------------------------------------------------
                          03/21/97            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              1,000
-------------------------------------------------------------------------------
                          02/05/97            Bought                100
-------------------------------------------------------------------------------

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
                          02/04/97            Bought              5,000
-------------------------------------------------------------------------------
                                              Bought                400
-------------------------------------------------------------------------------
                          01/31/97            Bought              1,000
-------------------------------------------------------------------------------
                          01/30/97            Bought              5,000
-------------------------------------------------------------------------------
                          01/29/97            Bought              5,000
-------------------------------------------------------------------------------
                          01/24/97            Bought              5,000
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                          12/20/96            Bought              2,500
-------------------------------------------------------------------------------
                          12/04/96            Bought              1,000
-------------------------------------------------------------------------------
                          11/20/96            Bought              2,500
-------------------------------------------------------------------------------
                          11/01/96            Bought              2,500
-------------------------------------------------------------------------------
                          10/22/96            Bought              5,000
-------------------------------------------------------------------------------
                          10/21/96            Bought              5,000
-------------------------------------------------------------------------------
                          10/17/96            Bought              3,000
-------------------------------------------------------------------------------
                          09/27/96            Bought                100
-------------------------------------------------------------------------------
                          09/18/96             Sold               1,000
-------------------------------------------------------------------------------
                          09/16/96            Bought                100
-------------------------------------------------------------------------------
                          09/13/96            Bought                100
-------------------------------------------------------------------------------
                          09/09/96             Sold               2,000
-------------------------------------------------------------------------------
                          08/12/96            Bought              2,000
-------------------------------------------------------------------------------
                                              Bought              1,300
-------------------------------------------------------------------------------
                                              Bought              1,500
-------------------------------------------------------------------------------
                                              Bought              1,200
-------------------------------------------------------------------------------
                          08/09/96            Bought             10,000
-------------------------------------------------------------------------------
                                              Bought              3,000
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
                          07/30/96            Bought              2,300
-------------------------------------------------------------------------------
                          07/29/96            Bought              5,000
-------------------------------------------------------------------------------
                          07/26/96            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              2,000
-------------------------------------------------------------------------------
                          07/24/96             Sold               9,900
-------------------------------------------------------------------------------
                          07/22/96            Bought             10,000
-------------------------------------------------------------------------------
                          07/19/96            Bought              5,000
-------------------------------------------------------------------------------
                                              Bought             10,000
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                                              Bought                500
-------------------------------------------------------------------------------
                          07/18/96            Bought              2,400
-------------------------------------------------------------------------------
                                              Bought              2,600
-------------------------------------------------------------------------------
                                              Bought              2,400
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                          07/17/96            Bought              5,000
-------------------------------------------------------------------------------
                          07/16/97             Sold               9,000
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                                               Sold                 400
-------------------------------------------------------------------------------
                                               Sold                 200
-------------------------------------------------------------------------------
                           07/03/96           Bought              5,000
-------------------------------------------------------------------------------
                                              Bought              4,000
-------------------------------------------------------------------------------
                           07/01/96           Bought              1,000
-------------------------------------------------------------------------------
                           06/14/96           Bought              5,000
-------------------------------------------------------------------------------
                           04/22/96            Sold               1,000
-------------------------------------------------------------------------------
                           04/10/96           Bought              1,000
-------------------------------------------------------------------------------

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
                                              Bought              1,000
-------------------------------------------------------------------------------
                          03/27/96            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                          03/21/96            Bought                900
-------------------------------------------------------------------------------
                                              Bought              2,300
-------------------------------------------------------------------------------
                                              Bought              1,800
-------------------------------------------------------------------------------
                          03/14/96            Bought              5,000
-------------------------------------------------------------------------------
Donald Sliter             08/04/97             Sold               4,760
-------------------------------------------------------------------------------
                          08/01/97             Sold              25,000
-------------------------------------------------------------------------------
                          07/29/97            Bought              3,000
-------------------------------------------------------------------------------
                          07/25/97            Bought              6,200
-------------------------------------------------------------------------------
                          07/23/97            Bought             10,000
-------------------------------------------------------------------------------
                                              Bought              4,850
-------------------------------------------------------------------------------
                          07/22/97            Bought              5,180
-------------------------------------------------------------------------------
                          07/18/97            Bought              3,000
-------------------------------------------------------------------------------
                          07/16/97            Bought              3,820
-------------------------------------------------------------------------------
                                              Bought              5,000
-------------------------------------------------------------------------------
                          07/15/97            Bought              7,000
-------------------------------------------------------------------------------
                          07/14/97            Bought              3,150
-------------------------------------------------------------------------------
                          06/23/97             Sold                 712
-------------------------------------------------------------------------------
                          06/20/97             Sold                 250
-------------------------------------------------------------------------------
                          06/16/97            Bought                712
-------------------------------------------------------------------------------
                                              Bought              5,155
-------------------------------------------------------------------------------
                          06/13/97            Bought             20,000
-------------------------------------------------------------------------------
                          05/12/97            Bought              8,000
-------------------------------------------------------------------------------
                                              Bought              3,442
-------------------------------------------------------------------------------

===============================================================================
                                              TYPE OF             NO OF
        NAME             TRADE DATE         TRANSACTION           SHARES
===============================================================================
                          05/09/97            Bought              4,000
-------------------------------------------------------------------------------
                                              Bought              6,000
-------------------------------------------------------------------------------
                          05/08/97            Bought              5,600
-------------------------------------------------------------------------------
                                              Bought              7,500
-------------------------------------------------------------------------------
                          04/10/97            Bought              9,115
-------------------------------------------------------------------------------
                          03/03/97            Bought              5,600
-------------------------------------------------------------------------------
                          02/26/97             Sold               5,700
-------------------------------------------------------------------------------
                          02/04/97            Bought              5,000
-------------------------------------------------------------------------------
                          10/29/96            Bought              6,000
-------------------------------------------------------------------------------
                          10/23/96             Sold                  70
-------------------------------------------------------------------------------
                          10/10/96            Bought              7,800
-------------------------------------------------------------------------------
                          10/09/96            Bought             10,700
-------------------------------------------------------------------------------
                          10/08/96            Bought             10,300
-------------------------------------------------------------------------------
                          10/04/96            Bought             32,000
-------------------------------------------------------------------------------
Steven B. Nagler          06/19/97            Bought              2,500
-------------------------------------------------------------------------------
                                              Bought              2,500
-------------------------------------------------------------------------------
                          05/14/96            Bought              1,000
-------------------------------------------------------------------------------
                          09/26/95            Bought              1,500
-------------------------------------------------------------------------------
                          08/08/95             Sold               2,000
-------------------------------------------------------------------------------
                          05/01/95            Bought              2,000
===============================================================================

                                      APPENDIX II

         This Appendix sets forth the text, in relevant part, of the By-Laws which are proposed by the Committee to be amended, as the Company indicated such By-Laws were in effect on August 5, 1997 and as they will appear after adoption of the Committee's proposed By-Law Amendments. With respect to Sections 2 and 12, language proposed to be deleted is marked in brackets and language proposed to be added is capitalized. The Committee is not aware of any amendments to the By-Laws since July 22, 1997. To the extent any such By-Law amendments have been adopted subsequently, such intervening amendments shall be repealed by the adoption of the following amendments if inconsistent therewith.

Old Section 1

         Section 1. Number of Directors; Terms. The initial number of Directors of the corporation shall be three (3). The number of directors which shall thereafter constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors. Directors shall be elected annually by the stockholders except that each of the initial Directors shall be elected by the incorporator of the corporation and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

New Section 1

         Section 1. Number of Directors; Terms. The number of Directors of the corporation which shall constitute the whole Board of Directors shall be THREE
(3) unless and until changed from time to time by resolution of the Board of Directors. Directors shall be elected annually by the stockholders except as provided in Section 2 of this Article III and shall hold office until his successor is duly elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

         Section 2. Vacancies. Subject to the provisions of the certificate of incorporation, vacancies in the Board of Directors OTHER THAN VACANCIES CREATED BY THE REMOVAL OF DIRECTORS BY THE STOCKHOLDERS may be filled by a majority of the Directors then in office, though less than a quorum, or by a sole remaining Director, and any Director so chosen shall hold office for the remainder of the full term of the Director whose place he has been elected to fill or of the class for which he has been designated and until his successor is duly elected and shall qualify. If there are no Directors in office, then an election of Directors may be held in the manner provided by statute.

         Further subject to the provisions of the certificate of incorporation, a vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the stockholders fail at any annual or special meeting of stockholders at which any Director or Directors are required to be elected to elect the full authorized number of Directors to be voted for at that meeting, or if there are newly created Directorships resulting from any increase in the authorized numbers of Directors.

         A VACANCY OR VACANCIES CREATED BY THE REMOVAL OF ONE OR MORE DIRECTORS MAY ONLY BE FILLED BY ACTION OF THE HOLDERS OF SHARES REPRESENTING A MAJORITY OF THE SHARES OF THE CORPORATION'S COMMON STOCK THEN OUTSTANDING AND ENTITLED TO VOTE AND SUCH ACTION MAY BE TAKEN AT THE SAME ANNUAL OR SPECIAL MEETING, OR BY MEANS OF THE SAME WRITTEN CONSENT OR CONSENTS, OF STOCKHOLDERS AT OR BY WHICH SUCH DIRECTOR OR DIRECTORS WERE REMOVED OR MAY BE TAKEN AT A DIFFERENT MEETING OR BY A SEPARATE WRITTEN CONSENT OR CONSENTS.

         Section 12. Removal of Directors. Subject to the provisions of the certificate of incorporation and except as may otherwise be provided by the General Corporation Law, the entire Board of Directors or one or more Directors may be removed from office [for] WITH OR WITHOUT cause by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote at an election of Directors AT ANY ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS DULY CALLED FOR THE PURPOSE OF THE REMOVAL OF SUCH DIRECTOR OR DIRECTORS OR BY ACTION OF THE STOCKHOLDERS BY WRITTEN CONSENT.

                                  APPENDIX III

                    PRINCIPAL STOCKHOLDERS OF THE COMPANY AND
                          STOCK HOLDINGS OF MANAGEMENT


         Schedule 14A adopted by the Commission under the Exchange Act requires the Committee to disclose, to the extent known to the Committee, certain information regarding ownership of voting securities of the Company. The information set forth in this Appendix is provided in response to that requirement. Except with respect to information concerning the Committee and its members, all information contained in the following tables (including the footnotes) has been taken from or is based upon the Company's Amendment No. 5 to Form S-1 dated February 28, 1997 and other information contained in other filings by the Company with the Commission.

         The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of December 31, 1996, by: (i) each person who beneficially owns more than five percent of the Company's Common Stock; (ii) each Director and Named Executive Officer of the Company as that term is defined by Rule 402(a)(3); and (iii) all executive officers and Directors of the Company as a group. Changes to the December 31, 1996 information that are known to the Committee are disclosed in the footnotes. Except as noted, each person named as sole voting and dispositive power over the total number of shares beneficially owned:

                                    Amount and
Name and                            Nature of                 Percentage
Address of                          Beneficial                of Outstanding
Beneficial Owner (1)(2)             Ownership (3)             Common Stock
-----------------------             -------------             ------------

Harvey Bibicoff                     1,285,000 (4)                19.2%
Brian Rackohn                          50,000 (5)                 0.0%
Ivan Berknowitz                        25,000                     0.0%
Harry Shuster                          25,000                     0.0%
Unimedia                            1,000,000 (6)                15.0%
All officers and Directors
as a group (6 persons)(7)           1,385,000 (3)                27.1%

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




-----------------

(1) The address of all executive officers and Directors is 1990 Westwood Boulevard, Suite 310, Los Angeles, California 90025.

(2) Subsequent to December 31, 1996, (i) Glenn Laken disclosed beneficial ownership of 600,000 shares of the Common Stock of the Company, including 200,000 currently exercisable options to purchase shares of Common Stock (or 9.0% of the outstanding shares of Common Stock of the Company), and the existence of a group pursuant to which Mr. Laken could be deemed to beneficially own 956,686 shares of Common Stock of the Company, including the 200,000 currently exercisable options to purchase share of Common Stock of the Company (or 12.17% of the outstanding shares of Common Stock of the Company) and (ii) Children's Broadcasting filed a Schedule 13D dated July 31, 1997 disclosing beneficial ownership of 1,991,231 shares of Common Stock of the Company, including 550,000 currently exercisable options to purchase shares of Common Stock of the Company (or 27.4% of the outstanding shares of Common Stock of the Company).

(3) Except as noted below, beneficial owners of Common Stock possess sole voting and investment power with respect to the shares listed opposite their names.

(4) On July 22, 1997, Harvey Bibicoff sold 1,150,000 shares of Common Stock of the Company to Children's Broadcasting Corporation, including 550,000 currently exercisable options to purchase shares of Common Stock of the Company.

(5) Consists of immediately exercisable options. Does not include options to purchase Common Stock that are not immediately exercisable held by the following persons: Mr. Rackohn - 25,000.

(6) The Company repurchased 230,769 of the shares held by Unimedia on or about July 25, 1997 and Children's Broadcasting Corporation purchased the remaining 769,231 shares held by Unimedia on or about July 25, 1997.

(7) On July 22, 1997, Harvey Bibicoff, Ivan Berkowitz and Harry Shuster resigned as members of the Board of Directors of the Company and the following persons were appointed as members of the Board of Directors of the Company: Christopher T. Dahl, William E. Cameron, Richard W. Perkins and William Toles. The Committee does not have any information regarding the holdings of securities of the Company of Messrs. Dahl, Cameron, Perkins or Toles.

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

                        CHANGE IN CONTROL OF THE COMPANY

         The following transactions were reported by the Company in the Form 8-K dated July 30, 1997 and in a Schedule 13D filed by Children's Broadcasting Corporation dated July 21, 1997.

         On July 22, 1997, Christopher T. Dahl was appointed to the Board of Directors and named chairman. Following Mr. Dahl's appointment the other members of the board resigned and the following new directors were appointed: William E. Cameron, Richard W. Perkins and William Toles. Messrs. Dahl, Cameron, Perkins and Toles now constitute the entire board of directors.

         On July 25, 1997, the Company acquired 230,769 shares of Company Common Stock from Unimedia, S.A., a French company ("Unimedia"), at a price of $2.60 per share. The closing price on July 25, 1997 was $2,63. As part of the transaction Unimedia dismissed the lawsuit filed on October 9, 1996 against the Company and its Chairman of the Board in the United States District Court for the Central District of California with prejudice.

         On July 21, 1997, the Company, Harvey Bibicoff ("Bibicoff") and the Company entered into an agreement (the "Bibicoff Stock Purchase Agreement") whereby Bibicoff agreed to sell, and Children's Broadcasting Corporation agreed to buy, 600,000 shares of Common Stock of the Company (the "Bibicoff Shares"), together with options to purchase 550,000 shares of Common Stock of the Company (the "Options") at an exercise price of $1.50 per share, for $1,760,000. In addition to such cash consideration, Children's Broadcasting Corporation issued 60,000 shares of its Common Stock, par value $.02 per share, to Bibicoff. Such shares had a fair market value of $247,500 based upon the last reported sale price for such stock on July 22, 1997.

         On July 21, 1997, Children's Broadcasting Corporation and Unimedia a privately held societe anonyme organized and existing under the laws of France, entered into an agreement (the "Unimedia Stock Purchase Agreement") whereby Unimedia agreed to sell, and Children's Broadcasting Corporation agreed to buy, 1,000,000 shares of Common Stock of the Company (the "Unimedia Shares") and Unimedia agreed to dismiss the litigation entitled UNIMEDIA S.A. V. HARMONY HOLDINGS, INC. AND HARVEY BIBICOFF, case no. CV 96-7109 JGD (RNBx), pending in the United States District Court for the Central District of California, for $2,600,000. Children's Broadcasting Corporation assigned its right to buy 230,769 of the Unimedia Shares to the Company reducing the purchase price for Children's Broadcasting Corporation's stock purchase to $2,000,000. The Company exercised its right to purchase the 230,279 shares for $600,000 in cash, thereby reducing the number of issued and outstanding shares of Common Stock of the Company.

         The closing on the purchase of the Bibicoff Shares and the Options occurred on July 22, 1997. The closing on the purchase of the Unimedia Shares occurred on July 25, 1997.

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

         Funds for the transactions described above originated from multiple sources: (i) $2,400,000 pursuant to the Children's Broadcasting Corporation's Amended and Restated Loan and Security Agreement with Foothill Capital Corporation, (ii) $500,000 pursuant to a loan from Pyramid Partners, L.P., an entity controlled by Richard W. Perkins, a director of Children's Broadcasting Corporation, (iii) $500,000 pursuant to a loan from Rodney P. Burwell, a director of Children's Broadcasting Corporation, (iv) $250,000 pursuant to a loan from William M. Toles, a shareholder of Children's Broadcasting Corporation, and (v) $110,000 of the working capital of Children's Broadcasting Corporation. The 10.0% percent one-year loans listed in items (ii) through (iv) above are secured by 192,308 and 96,154 shares of the Company's Common Stock reported herein, respectively. In addition to receiving promissory notes from Children's Broadcasting Corporation, such lenders received five-year warrants to purchase 50,000, 50,000 and 25,000 shares of Children's Broadcasting Corporation's Common Stock, respectively, at an exercise price of $4.00 per share. Children's Broadcasting Corporation's Board of Directors has approved the related party transactions listed in items (ii) and (iii).

         Except as otherwise described above and elsewhere herein, none of the members of the Committee knows of any arrangement, the operation of which may at a subsequent date result in a change of control of the Company, or of any other change of control of the Company that has occurred since July 1, 1996.


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



                     [BACK COVER OF SOLICITATION STATEMENT]

                                    IMPORTANT


     1. If your shares are held in your own name, please sign, date and mail the enclosed BLUE Consent Card to our solicitation agent, ______________, in the postage-paid envelope provided.

     2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a BLUE Consent Card to be signed representing your shares. The Committee urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to The Laken Committee in care of _________________________, at the address set forth below so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         If you have any questions or require any assistance in executing your consent, please call

________________________

________________________

________________________

________________________     Toll Free: (800) _______________

               Banks and Brokerage firms, please call collect:

                                 (212) _______________


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

                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                   DESCRIPTION
     ------                   -----------

     99.1                     Letter to Stockholders
     99.2                     Form of Consent Card





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